Exhibit 10.99

                                   WARRANT

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

Void after July 31, 2001,           Right to Purchase 400,000 Shares of Common
or otherwise as provided herein.    Stock (subject to adjustment) of The
                                    Standish Care Company

                            THE STANDISH CARE COMPANY
                          COMMON STOCK PURCHASE WARRANT

   The Standish Care Company, a Delaware corporation (the "Company"), for value received and subject to the terms set forth below, hereby grants to Abraham D. Gosman, his registered successors and assigns (the "Holder"), the right to purchase from the Company at any time or from time to time before 3:00 P.M., Boston, Massachusetts time, on July 31, 2001, Four Hundred Thousand (400,000) fully paid and non-assessable shares of the Common Stock, par value $.01 per share, of the Company, at the purchase price of $4.16 per share (the "Exercise Price"). The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided herein.

   This Warrant is subject to the following provisions:

   1. Definitions. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

   (a) "Common Stock" means all stock of any class or classes (however designated) of the Company, authorized upon the Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

   (b) "Issue Date" means July 30, 1996.

   (c) "Market Price" means, as to shares of the Common Stock: (i) if the shares of the Common Stock are listed on any national securities exchange or quoted on the National Association of Security Dealers, Inc. Automated Quotation System, ("NASDAQ") National Market System ("NMS") or Small Cap Market, the average of the daily closing prices for the fifteen (15) consecutive business days commencing twenty (20) business days before the day in question (the "Trading Period"); or (ii) if the shares of the Common Stock are neither listed on any national securities exchange nor quoted on NASDAQ, the higher of (x) the Exercise Price then in effect, or (y) the tangible book value per share of Common Stock as of the end of the Company's immediately preceding fiscal year.

   (d) "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or other) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3.2 hereof or otherwise.

   (e) "Person" means, without limitation, an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, or a government or any department or agency thereof.

   (f) "This Warrant" means, collectively, this Warrant and all other stock purchase warrants issued in exchange therefor or replacement thereof.

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   2.  Exercise of Warrant.

   2.1 Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Issue Date and prior to 3:00 p.m. Boston, Massachusetts time on July 31, 2001.

   2.2  Exercise Procedure.

   (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):
(i) a completed Subscription Agreement as described in Section 2.4 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

   (ii) this Warrant;

   (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B hereto, evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 8(a) hereof; and

   (iv) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

   (b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon exercise.

   (c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expense will, within ten (10) days after the Exercise Date, issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

   (d) The Common Stock (or Other Securities) issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock (or Other Securities) on the Exercise Date.

   (e) The issuance of certificates for shares of Common Stock (or Other Securities) upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock (or Other Securities).

   2.3 Acknowledgment of Continuing Obligations. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

   2.4 Subscription Agreement. The Subscription Agreement will be substantially in the form set forth in Exhibit A hereto, except that if the shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant are not to be issued in the name of the Holder hereof, the Subscription Agreement will also state the name of the Person to whom the certificates for the shares of Common Stock (or Other Securities) are to be issued, and if the number of shares of Common Stock (or Other Securities) to be issued does not include all the shares of Common Stock (or Other Securities) issuable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

   2.5 Fractional Shares. If a fractional share of Common Stock would, but for the provisions of Section 2.1 hereof, be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten (10)

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days after the Exercise Date, deliver to the Purchaser a check payable to the
Purchaser in lieu of such fractional share, in an amount equal to the Market Price of such fractional share as of the close of business on the Exercise Date.

   3.  Adjustments.

   3.1 Adjustments for Stock Splits, Etc. If the Company shall at any time after the Issue Date subdivide its outstanding Common Stock or Other Securities, by split-up or otherwise, or combine its outstanding Common Stock or Other Securities, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock or Other Securities, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of combination.

   3.2 Adjustment for Reclassification, Reorganization, Etc. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock or Other Securities (other than as a result of a subdivision, combination or stock dividend), or in the case of any consolidation of the Company with, or merger of the Company into, another Person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock or Other Securities of the Company), or in case of any sale or conveyance to one or more Persons of the property of the Company as an entirety or substantially as an entirety at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock or Other Securities of the Company as to which this Warrant was exercisable immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be on to any shares of stock, and other securities and property, thereafter deliverable upon exercise hereof. If, as a consequence of any such transaction, solely cash, and no securities or other property of any kind, is deliverable upon exercise of this Warrant, then, in such event, the Company may terminate this Warrant by giving the Holder hereof written notice thereof. Such notice shall specify the date (at least thirty (30) days subsequent to the date on which notice is given) on which, at 3:00 p. m., Boston, Massachusetts time, this Warrant shall terminate. Notwithstanding any such notice, this Warrant shall remain exercisable, and otherwise in full force and effect, until such time of termination.

   3.3 Adjustment for Dividends. In case the Company shall, at any time or from time to time after the Issue Date, pay any dividend or make any other distribution upon its Common Stock (or Other Securities) payable in cash, property or securities of a corporation other than the Company, then forthwith upon the payment of such dividend, or the making of such other distribution, as the case may be, the Exercise Price then in effect shall be reduced by the amount of such dividend or other distribution in respect of each outstanding share of Common Stock (or Other Securities). The Board of Directors of the Company shall determine the fair value of any dividend or other distribution made upon Common Stock of the Company payable in property or securities of a corporation other than the Company.

   3.4 Adjustment for Issue of Stock at Less than Exercise Price. (a) In case the Company shall, at any time or from time to time after the Issue Date, issue or agree to issue by warrants, convertible securities, stock options or otherwise, any of its Common Stock or Other Securities, including treasury shares, (other than any shares issued in respect of "Excluded Rights" as described and defined in subparagraph (b) below and transactions to which Sections 3.1 or 3.2 of this Warrant applies), for a consideration per share less than the Exercise Price per share in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, or agreement to issue or sell, said Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing

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(x) an amount equal to (A) the product obtained by multiplying the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately prior to such issue by the Exercise Price in effect at such time plus (B) the consideration received by the Company upon such issue by (y) the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately after such issue. Whenever the Exercise Price is adjusted as provided in this Section 3.4, the aggregate number of shares of Common Stock (or Other Securities) which the holder of this Warrant shall thereafter be entitled to purchase at such adjusted Exercise Price shall be increased to the number of shares determined by multiplying the number of shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment, and dividing the product so obtained by such adjusted Exercise Price. For the purposes of this Section 3.4, the number of shares of Common Stock (or Other Securities) deemed to be outstanding at any given tireasury of the Company but shall include all shares issuable or to become issuable under any agreements, warrants (including this Warrant), convertible securities, stock options, similar rights or otherwise (hereinafter in this Section 3.4 referred to as "Options"). The Board of Directors of the Company shall determine the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. Such Board shall, in case any Common Stock (or Other Securities) or Options for the purchase thereof are issued with other stock, securities or assets of the Company, determine what part of the consideration received therefor is applicable to the issue of the Common Stock (or Other Securities) or Options for the purchase thereof. If, as provided herein, the Exercise Price is adjusted as a consequence of the Company's issuance of Options, no further adjustment of the Exercise Price shall be made upon the subsequent issuance of Common Stock (or Other Securities) upon the exercise of such Options. To the extent that Options expire without having been exercised, the Exercise Price computed upon their issuance, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed to take into account only the shares of Common Stock (or Other Securities) actually issued upon the exercise of such Options. In any such recomputation, the consideration applicable to the shares of Common Stock (or Other Securities) issued shall be the aggregate consideration which was received by the Company upon the issuance of such Options, whether or not exercised, plus the additional consideration actually received by the Company upon the exercise thereof. No recomputation shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment thereof made in respect of the issuance of the expired Options.

(b) Notwithstanding anything to the contrary in this Warrant, no adjustments shall be made (1) upon the convle Preferred Stock, (2) upon conversion of the Series B Convertible Preferred Stock, (3) upon the exercise of options granted or to be granted (the "Stock Options") under the Company's Restated 1991 Combination Stock Option Plan as now or hereafter adopted or amended from time to time to purchase up to an aggregate of 2,000,000 shares of Common Stock, (4) in connection with the issuance of up to approximately 550,000 shares of Common Stock to National Westminster Bank, Plc, New York Branch, as a financial advisor to CareMatrix under a Merger Agreement dated as of July 3, 1996 and (5) upon the exercise of warrants outstanding on the date hereof (including warrants to purchase an aggregate of 400,000 shares of Common Stock issued to the Series B Holder on or about the date hereof) (together with the Stock Options, the "Excluded Rights") to purchase up to 732,201 shares of Common Stock at a weighted average exercise price of $4.74 per share (subject to anti-dilution adjustments in accordance with the terms of such warrants as in effect on the date hereof).

   3.5 Certificate of Adjustment. Whenever the Exercise Price or the number of shares issuable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the registered Holder of this Warrant a certificate of the Treasurer of the Company, which certificate shall state (i) the Exercise Price and the number of shares of Common Stock (or Other Securities) issuable hereunder after such adjustment, (ii) the facts requiring such adjustment, and (iii) the method of calculation for such adjustment and increase or decrease.

   3.6 Small Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least one percent; provided, however, that any adjustments which by reason of this Section 3.6 are not required to be made immediately shall be carried forward and taken into account at the time of exercise of this Warrant or any subsequent adjustment in the Exercise Price which, singly or in combination with any adjustment carried forward, is required to be made under Sections 3.1, 3.2, 3.3, or 3.4.

   4. No Dilution or Impairment. The Company will not, by amendment of its corporate charter or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or

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any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution, or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Stock (or Other Securities) receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock (or Other Securities) upon the exercise of this Warrant, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up without the written consent of the Holder of this Warrant, and (d) will not transfer all or substantially all of its properties and assets to any other Person (corporate or otherwise), or consolidate with or merge into any other Person or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving Person), unless such other Person shall expressly assume in writing and agree to be bound by all the terms of this Warrant.

   5.  Notices of Record Date Etc.  In the event of:
(a) any taking by the Company of a record of the holders of any class of securities of the company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class of the Company or any other securities or property, or to receive any other right; or

   (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other Person; or

   (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

   (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities of the Company, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities of the Company (other than (i) the issue of Common Stock (or Other Securities) on the exercise of this Warrant, (ii) stock options to purchase shares of Common Stock which may be granted to employees of the Company or the issuance of such shares pursuant to the exercise of such options, and (iii) any shares issued in transactions to which Sections 3.1, 3.2 or 3.4 of this Warrant applies);

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding- up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock of any class or other securities of the Company, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

6. Reservation of Stock, etc. , Issuable on Exercise of Warrant. The Company will at all times reserve ane and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

7. Purchase Rights. If at any time the Company grants, issues or sells any rights or options to subscribe for or to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (or Other Securities) (the "Purchase Rights"), then the Holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock (or Other Securities) acquirable upon exercise of this Warrant had this Warrant been fully exercised immediately prior to the date on which a record was taken for the grant, issuance or sale of such Purchase Rights, or, if no such record was taken, the date as of which the

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record holders of Common Stock (or Other Securities) were determined for the grant, issuance or sale of such Purchase Rights.

8.  Disposition of This Warrant, Common Stock, Etc.
(a) The Holder of this Warrant and any transferee hereof or of the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable, by their acceptance hereof, hereby understand and agree that this Warrant and the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion satisfactory to the Company of counsel satisfactory to the Company and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

(b) The stock certificates of the Company that will evidence the shares of Common Stock (or Other Securities) with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT."

9. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock (or Other Securities) of the Company by exercising this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock (or Other Securities) acquirable by exercise hereof or as a stockholder of the Company.

10. Transfer of Warrants. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment (in substantially the form attached hereto as Exhibit B), to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants in such denomination or denominations as may be requested, but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. Company Records. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

14.  Miscellaneous.

14.1 Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, to 6 New England Executive Park, Burlington, MA 01803, or such other address as may have been furnished to the Holder in writing by the Company.

14.2 Amendment and Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

14.3 Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated: July 30, 1996

                         THE STANDISH CARE COMPANY

                         By: /s/ Michael J. Doyle
                             ------------------------------------
                             Michael J. Doyle,
                             Chairman and Chief Executive Officer

[Corporate Seal]

ATTEST:

- ------------------------
Secretary

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

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]

To:
                                    Date:

   The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to
subscribe for and purchase thereunder,           shares of the Common Stock
(or Other Securities) covered by such Warrant and herewith makes payment of
$              therefor, and requests that the certificates for such shares
be issued in the name of, and delivered to,                       , whose
address is:                  . If said number of shares is less than all the
shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.

                              Signature  ______________________________________

                                         (Signature must conform in all respects
                                         to name of Holder as specified on the
                                         face of the Warrant or on the form of
                                         Assignment attached as Exhibit B
                                         thereto.)

                                         Address_______________________________

                                                _______________________________

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

                                   EXHIBIT B

                                   ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

   For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock (or Other Securities) covered thereby set forth below, unto:

Name of Assignee                  Address                   No. of Shares

Dated:                                  Signature  ____________________________
                                                   (Signature must con-form in
                                                   all respects to name of
                                                   Holder as specified on the
                                                   face of the Warrant.)

                                        Address________________________________


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